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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of Flowers Industries, Inc. (No. 33-34855, No. 33-91198 and No. 333-23351) and in the Prospectus constituting part of the Registration Statement on Form S-3 of Flowers Industries, Inc. (No. 33-34855) of our report dated February 2, 1999 on page F-2 of the Keebler Foods Company Form 10-K included as Exhibit 99 of this Form 10-K/A


/s/ PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

October 7, 1999